EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Vanguard QUANTITATIVE Funds
File Number: 811-4526
Registrant CIK Number: 0000799127


Item 73 For Series 1, Series 2, Series 4, and Series 5

     Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73 completely, the Registrant has set forth in their entirety the complete responses to the indicated Items or Sub-Items below, in accordance with verbal instructions provided to the Registrant by the staff of the Commission on September 20, 2002, and September 23, 2002.


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

Series 1 SEC Identifier S000002913(Vanguard Growth and Income Fund) Class 1 SEC Identifier C000007979
Class 2 SEC Identifier C000007980

Item 73

Distributions per share for which record date passed during the period:

B)      1. Distributions of capital gains                                                                           $4.008
        2. Distributions of capital gains from a second class of open-end company shares                            $6.545


Series 2 SEC Identifier S000012022(Vanguard Structured Large-Cap Equity Fund) Class 1 SEC Identifier C000032754
Class 2 SEC Identifier C000032755

Item 73

Distributions per share for which record date passed during the period:

B)      1. Distributions of capital gains                                                                           $0.391
        2. Distributions of capital gains from a second class of open-end company shares                            $0.782

Series 4 SEC Identifier S000013497(Vanguard Structured Large-Cap Growth Fund) Class 1 SEC Identifier C000036500
Class 2 SEC Identifier C000039427

Item 73

Distributions per share for which record date passed during the period:

B)      1. Distributions of capital gains                                                                           $0.571
        2. Distributions of capital gains from a second class of open-end company shares                            $1.137

Series 5 SEC Identifier S000015173(Vanguard Structured Broad Market Fund) Class 1 SEC Identifier C000041683
Class 2 SEC Identifier C000041684

Item 73

Distributions per share for which record date passed during the period:

B)      1. Distributions of capital gains                                                                           $0.429
        2. Distributions of capital gains from a second class of open-end company shares                            $0.858

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